FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT
JUNE 30, 2023
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Letter to Shareholders

Dear Fellow Shareholders,
The first half of 2023 felt a little bit like watching a tennis match as the market kept toggling between two distinct economic viewpoints. One day it looked like the worst was over. The next signaled that the worst might be just beginning. Inflation is cooling but remains stubbornly persistent. Likewise, some investors believe the U.S. Federal Reserve’s aggressive interest-rate hiking cycle will end soon. Others are just as certain that the economy’s resilience will force the Fed to keep raising rates until inflation is closer to its 2% target. The question of whether a recession is imminent remains unanswered, and more economists, looking through the lens of ongoing resilience, are tilting toward the possibility of the elusive soft landing. In fact, we may be experiencing that rare phenomenon now.
“The S&P 500 Index advanced 16.9% in the first half of 2023, fueled almost entirely by a group of growth-oriented technology stocks.”

The yield curve between two-year and 10-year U.S. Treasury notes has been inverted since July 2022. That’s one of the tried-and-true recession indicators, having preceded every U.S. recession in the last 50 years. The current inversion, approaching a full year, is the longest we’ve seen since 1980, and the gap has repeatedly reached multi-decade depths. That’s certainly a big check mark in the column that a recession is possible. But the jobs market disagrees: The Sahm Rule—which signals the start of a recession when the three-month moving average of the unemployment rate rises by 0.5% or more relative to the previous 12-month low—has also marked each recession since 1960, with no false positives. This time, it has yet to flash, which supports the idea that at least in the short term, a recession may be avoidable.
The S&P 500 Index advanced 16.9% in the first half of 2023, fueled almost entirely by a group of growth-oriented technology stocks that benefited from their exposure to artificial intelligence (AI). The capabilities of ChatGPT attracted significant attention early in the year and sparked investor interest in the companies that will support the continued development of AI. The Information Technology, Communication Services, and Consumer Discretionary sectors accounted for almost all the gains of the S&P 500, while Utilities, Energy, Health Care, and Financials generated negative returns for the first six months of the year. Large-cap and growth stocks sharply outperformed their smaller and more value-oriented peers, but the gap closed late in the period. In June, the Russell Midcap and smaller-cap Russell 2000 Indexes beat the large-cap Russell 1000, and value outperformed growth across all market capitalizations. Recessionary fears, concerns about the banking sector, and the U.S. debt ceiling negotiations weighed on broad segments of the market. In this environment, our Fund trailed the benchmark, posting a 15.8% return.

Letter to Shareholders (continued)

For our Fund, the Industrials sector was the largest positive contributor to relative performance in the first half of 2023. Consumer Staples and Energy also provided positive relative returns. Health Care, Financials, and Communication Services were the largest detractors from performance relative to the Index.
Industrials benefited from exposure to cyclical names as our holdings advanced 14.5% compared to the sector’s 10.2% return. Cyclical stocks have exhibited strong earnings momentum supported by project and product backlogs. We continue to see an environment where cyclicals can outperform, particularly if they have an additional lever for growth. In that regard, we recently purchased Carrier Global Corp., a leading provider of commercial HVAC products and services. Carrier recently announced plans to acquire the Viessmann Group, the largest heat pump manufacturer in Germany. We believe the acquisition of Viessmann will expand Carrier’s product line and augment its European distribution capabilities, supporting accelerating growth and margin improvement in 2024 and beyond.
Stock selection in Health Care has weighed on relative performance so far in 2023. Last year the Fund benefited from avoiding medical equipment stocks, as volumes remained weak in the wake of COVID-19, and also from our overweight in health maintenance organization (HMO) stocks, which benefited from those lower volumes. In the first half of 2023, sector leadership shifted toward medical equipment and technology and, given the possibility of a recession, the abruptness of that switch was surprising. In response to this changing dynamic, we purchased DexCom, Inc. early in the first half of 2023. DexCom is a leading provider of wearable glucose monitoring systems for use by people with diabetes, a fast growing and underpenetrated market. Additionally, the company expects to introduce a non-insulin product in 2024 that will broaden its addressable market. We believe that these opportunities will allow DexCom to generate superior sales and earnings growth over the next several years.
Our holdings in Financials returned -3.3%, compared to the sector’s -0.5% return. We lagged in part because we are positioned defensively in the sector, mindful of the inverted yield curve and potential credit concerns. We see opportunity in stocks that have limited credit risk but have trailed the sector’s return. Along these lines, we recently initiated a position in T. Rowe Price Group. The asset manager is at the end of a protracted spending cycle which, along with a stabilization in fund flows, should drive an improvement in earnings into 2024.
We believe it’s worth noting that the Information Technology sector, which drove the S&P 500’s gains in the first half—contributing more than 60% of the benchmark’s gain—was a modest, relative contributor to our Fund. Leadership within the sector was very narrow, as only 22% of the stocks generated a return higher than the 42.8% return of the sector. This creates a difficult environment for stock selection as nearly four out of every five stocks underperformed the sector return. While, with the benefit of hindsight, there will always be missed opportunities, we are pleased that we were able to produce a competitive return during this challenging period.

Letter to Shareholders (continued)

For the six months ended June 30, 2023, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 15.8%. This compares to a 16.9% total return for the S&P 500 and a 15.1% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 16.4%.
For the twelve months ended June 30, 2023, the Fund’s total return on NAV was 19.2%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 19.6% and 18.4%, respectively. The Fund’s total return on market price was 17.4%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $12.1 million, or $.10 per share, consisting of $.02 net investment income and $.02 long-term capital gain, realized in 2022, and $.06 net investment income realized in 2023, all taxable in 2023. On July 20, 2023, an additional net investment income dividend of  $.05 per share was declared for payment on September 1, 2023. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
Considering the uncertainty of the macroeconomic environment, the broad market’s performance thus far in 2023 is somewhat surprising. The same can be said for investors’ abrupt shift from punishing the biggest, most growth-oriented technology stocks in 2022 to making them the dominant driver of performance this year. All the uncertainty and conflicting economic data probably helped amplify the AI theme’s prominence so far in 2023, because there wasn’t a lot else to draw the market’s focus. Looking ahead, it will be interesting to see how many companies mention AI in their upcoming earnings calls — more than 20% of the S&P 500 companies did so after the first quarter. It will also be interesting to see whether AI starts to actually drive earnings growth, and for whom. Thus far earnings have held up well, but the upcoming reports will be closely watched for signs of a slowdown. If corporate profits come under enough pressure to drive more widespread layoffs and slow capital spending, households may start to cut back on spending, which could lead to a recession.
In this environment of conflicting economic signals, we will stay disciplined and trust our process. We will continue to identify high-quality companies with earnings and cash flow drivers trading at attractive prices, while also paying close attention to the balance between risk and reward.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
July 20, 2023

Portfolio Highlights

June 30, 2023
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Apple Inc.	$185,144,365	7.7%
Microsoft Corporation	176,297,558	7.3
Alphabet Inc. Class A	87,297,210	3.6
NVIDIA Corporation	70,390,528	2.9
Amazon.com, Inc.	70,146,716	2.9
Visa Inc. Class A	46,394,330	1.9
JPMorgan Chase & Co.	45,531,883	1.9
Adams Natural Resources Fund, Inc.*	45,528,635	1.9
UnitedHealth Group Incorporated	43,545,984	1.8
Meta Platforms, Inc. Class A	40,607,670	1.7
	$810,884,879	33.6%

*
Non-controlled affiliated closed-end fund

Sector Weightings

30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2023
(unaudited)
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,452,576,968)	$2,357,856,795
Non-controlled affiliate (cost $33,970,033)	45,528,635
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $11,143,838)	11,143,658	$2,414,995,088
Cash		253,349
Investment securities sold		10,491,968
Dividends receivable		1,421,983
Prepaid expenses and other assets		4,729,918
Total Assets		2,431,892,306

Liabilities
Investment securities purchased		9,687,011
Due to officers and directors (note 8)		2,006,851
Accrued expenses and other liabilities		5,084,036
Total Liabilities		16,777,898
Net Assets		$2,415,114,408

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 120,813,797 shares (includes 34,006 deferred stock units) (note 7)		$120,814
Additional capital surplus		1,443,950,937
Total distributable earnings (loss)		971,042,657
Net Assets Applicable to Common Stock		$2,415,114,408
Net Asset Value Per Share of Common Stock		$19.99

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2023
(unaudited)
Investment Income
Income:
Dividends (includes $393,619 from affiliates and net of $10,939 in foreign taxes)	$16,070,453
Other income	613,190
Total Income	16,683,643
Expenses:
Investment research compensation and benefits	3,989,492
Administration and operations compensation and benefits	1,678,229
Occupancy and other office expenses	375,823
Investment data services	383,039
Directors’ compensation	209,000
Shareholder reports and communications	188,440
Transfer agent, custody, and listing fees	176,464
Accounting, recordkeeping, and other professional fees	184,984
Insurance	87,610
Audit and tax services	68,161
Legal services	25,200
Total Expenses	7,366,442
Net Investment Income	9,317,201

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	57,135,792
Net realized gain (loss) on total return swap agreements	1,444,170
Net realized gain distributed by non-controlled affiliate	43,735
Change in unrealized appreciation on investments (includes $(2,143,039) from affiliates)	259,838,930
Net Gain (Loss)	318,462,627
Change in Net Assets from Operations	$327,779,828
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2023	Year Ended December 31, 2022
From Operations:
Net investment income	$9,317,201	$22,535,878
Net realized gain (loss)	58,623,697	103,877,401
Change in unrealized appreciation	259,838,930	(597,537,747)
Change in Net Assets from Operations	327,779,828	(471,124,468)

Distributions to Shareholders from:
Total distributable earnings	(12,084,166)	(126,124,720)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	25,558	45,459,043
Cost of shares purchased (note 5)	(1,344,545)	—
Change in Net Assets from Capital Share Transactions	(1,318,987)	45,459,043
Total Change in Net Assets	314,376,675	(551,790,145)

Net Assets:
Beginning of period	2,100,737,733	2,652,527,878
End of period	$2,415,114,408	$2,100,737,733
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8.7% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At June 30, 2023, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are

Notes to Financial Statements (continued)

charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2023, shared expenses totaled $9,506,570, of which $2,139,620 and $508 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2023.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2023, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,403,385,430	$—	$—	$2,403,385,430
Other investments	—	—	466,000	466,000
Short-term investments	11,143,658	—	—	11,143,658
Total investments	$2,414,529,088	$—	$466,000	$2,414,995,088

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2022				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at June 30, 2023				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2023, the identified cost of securities for federal income tax purposes was $1,498,833,715 and net unrealized appreciation aggregated $916,161,373, consisting of gross unrealized appreciation of $941,662,076 and gross unrealized depreciation of $25,500,703.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2023 were $909,537,665 and $908,791,715, respectively.

Notes to Financial Statements (continued)

4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At June 30, 2023, there were no open total return swap agreements. During the six months ended June 30, 2023, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $19,833,521 and $(19,768,854), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2023, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2023, the Fund issued 1,747 shares of its Common Stock at a weighted average price of $14.62 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.

Notes to Financial Statements (continued)

On December 21, 2022, the Fund issued 3,025,268 shares of its Common Stock at a price of $15.01 per share (the average market price on December 7, 2022) to shareholders of record November 21, 2022, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2022, the Fund issued 3,038 shares of Common Stock at a weighted average price of $16.37 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.
Transactions in its Common Stock for 2023 and 2022 were as follows:
	Shares		Amount
	Six months ended June 30, 2023	Year ended December 31, 2022	Six months ended June 30, 2023	Year ended December 31, 2022
Shares issued in payment of distributions	1,747	3,028,306	$25,558	$45,459,043
Shares purchased (at a weighted average discount from net asset value of 15.8% in 2023)	(88,434)	—	(1,344,545)	—
Net change	(86,687)	3,028,306	$(1,318,987)	$45,459,043
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2023, the Fund recorded matching contributions of  $374,036 and a liability, representing the 2023 discretionary contribution, of  $143,467.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2023.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2023 is as follows:

Notes to Financial Statements (continued)

Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2022	35,333	$13.06
Reinvested dividend equivalents	1,747	14.62
Issued	(3,074)	13.30
Balance at June 30, 2023	34,006	$13.11
At June 30, 2023, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2023 was $44,581.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2023 to officers and directors amounted to $6,102,130, of which $253,581 was paid to independent directors. These amounts represent the taxable income, including $44,581 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2023, $2,006,851 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2023, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2023, the Fund recognized rental expense of  $176,892.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2023	June 30, 2022	Year Ended December 31
			2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$17.38	$22.50	$22.50	$20.06	$17.93	$14.89	$17.55
Net investment income	0.08	0.08	0.19	0.17	0.20	0.20	0.20
Net realized gain (loss) and change in unrealized appreciation	2.63	(4.51)	(4.18)	5.42	3.01	4.31	(0.87)
Total from operations	2.71	(4.43)	(3.99)	5.59	3.21	4.51	(0.67)
Less distributions from:
Net investment income	(0.08)	(0.07)	(0.18)	(0.20)	(0.19)	(0.22)	(0.21)
Net realized gain	(0.02)	(0.03)	(0.89)	(2.78)	(0.84)	(1.20)	(1.79)
Total distributions	(0.10)	(0.10)	(1.07)	(2.98)	(1.03)	(1.42)	(2.00)
Capital share repurchases (note 5)	—	—	—	—	—	0.02	0.03
Reinvestment of distributions	—	—	(0.06)	(0.17)	(0.05)	(0.07)	(0.02)
Total capital share transactions	—	—	(0.06)	(0.17)	(0.05)	(0.05)	0.01
Net asset value, end of period	$19.99	$17.97	$17.38	$22.50	$20.06	$17.93	$14.89
Market price, end of period	$16.81	$15.34	$14.54	$19.41	$17.29	$15.77	$12.62

Total Investment Return (a)
Based on market price	16.4%	-20.5%	-19.8%	29.9%	16.4%	36.6%	-3.6%
Based on net asset value	15.8%	-19.7%	-17.3%	29.8%	18.8%	31.6%	-2.6%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$2,415	$2,119	$2,101	$2,653	$2,227	$1,952	$1,581
Ratio of expenses to average net assets	0.62%	0.58%	0.54%	0.56%	0.60%	0.65%	0.56%
Ratio of net investment income to average net assets	0.85%	0.79%	0.98%	0.77%	1.12%	1.18%	1.14%
Portfolio turnover	81.5%	77.6%	67.7%	64.4%	58.7%	61.6%	58.4%
Number of shares outstanding at end of period (in 000’s)	120,814	117,874	120,900	117,872	111,027	108,865	106,206

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2023
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Communication Services — 8.3%
Alphabet Inc. Class A (b)	729,300	$87,297,210
Comcast Corporation Class A	646,500	26,862,075
Meta Platforms, Inc. Class A (b)	141,500	40,607,670
Netflix, Inc. (b)	65,722	28,949,884
Verizon Communications Inc.	462,800	17,211,532
		200,928,371
Consumer Discretionary — 10.9%
Amazon.com, Inc. (b)	538,100	70,146,716
Booking Holdings Inc. (b)	10,500	28,353,465
Home Depot, Inc.	58,000	18,017,120
Las Vegas Sands Corp. (b)	229,800	13,328,400
O’Reilly Automotive, Inc. (b)	24,000	22,927,200
Tesla, Inc. (b)	131,500	34,422,755
TJX Companies, Inc.	260,360	22,075,924
Tractor Supply Company	92,391	20,427,650
Uber Technologies, Inc. (b)	405,500	17,505,435
YUM! Brands, Inc.	113,200	15,683,860
		262,888,525
Consumer Staples — 6.6%
Altria Group, Inc.	316,400	14,332,920
Coca-Cola Company	165,700	9,978,454
Colgate-Palmolive Company	158,500	12,210,840
Monster Beverage Corporation (b)	242,668	13,938,850
PepsiCo, Inc.	78,800	14,595,336
Philip Morris International Inc.	227,435	22,202,205
Procter & Gamble Company	261,449	39,672,271
Walmart Inc.	203,581	31,998,862
		158,929,738
Energy — 4.3%
Adams Natural Resources Fund, Inc. (c)(f)	2,186,774	45,528,635
Diamondback Energy, Inc.	114,200	15,001,312
Exxon Mobil Corporation	148,174	15,891,661
Marathon Petroleum Corporation	117,037	13,646,514
Pioneer Natural Resources Company	63,600	13,176,648
		103,244,770

Schedule of Investments (continued)

June 30, 2023
(unaudited)
	Shares	Value (a)
Financials — 12.4%
Bank of America Corp.	367,768	$10,551,264
Berkshire Hathaway Inc. Class B (b)	72,543	24,737,163
Charles Schwab Corp.	357,500	20,263,100
Chubb Limited	84,800	16,329,088
JPMorgan Chase & Co.	313,063	45,531,883
MarketAxess Holdings Inc.	31,981	8,360,473
Mastercard Incorporated Class A	86,162	33,887,515
Morgan Stanley	261,869	22,363,613
T. Rowe Price Group, Inc.	143,700	16,097,274
Visa Inc. Class A	195,361	46,394,330
Wells Fargo & Company	748,800	31,958,784
Willis Towers Watson plc	96,700	22,772,850
		299,247,337
Health Care — 13.1%
Abbott Laboratories	265,200	28,912,104
AmerisourceBergen Corporation	131,600	25,323,788
Becton, Dickinson and Company	63,900	16,870,239
CVS Health Corporation	213,574	14,764,371
DexCom, Inc. (b)	194,957	25,053,924
Eli Lilly and Company	76,768	36,002,657
Health Care Select Sector SPDR Fund	165,500	21,966,815
IDEXX Laboratories, Inc. (b)	34,300	17,226,489
Johnson & Johnson	101,200	16,750,624
Merck & Co., Inc.	223,300	25,766,587
Regeneron Pharmaceuticals, Inc. (b)	20,000	14,370,800
Thermo Fisher Scientific Inc.	57,200	29,844,100
UnitedHealth Group Incorporated	90,600	43,545,984
		316,398,482
Industrials — 8.6%
Allegion plc	150,000	18,003,000
Automatic Data Processing, Inc.	45,500	10,000,445
Boeing Company (b)	125,177	26,432,375
Carrier Global Corporation	436,020	21,674,554
Generac Holdings Inc. (b)	28,100	4,190,553
Industrial Select Sector SPDR Fund	150,500	16,151,660
Ingersoll Rand Inc.	267,300	17,470,728
Lockheed Martin Corporation	59,211	27,259,560
Quanta Services, Inc.	119,000	23,377,550
TransDigm Group Incorporated (b)	26,700	23,874,339
Union Pacific Corporation	92,600	18,947,812
		207,382,576

Schedule of Investments (continued)

June 30, 2023
(unaudited)
	Shares	Value (a)
Information Technology — 28.2%
Accenture plc Class A	101,119	$31,203,301
Advanced Micro Devices, Inc. (b)	106,300	12,108,633
ANSYS, Inc. (b)	52,100	17,207,067
Apple Inc.	954,500	185,144,365
Arista Networks, Inc. (b)	139,991	22,686,941
Cisco Systems, Inc.	502,500	25,999,350
Intuit Inc.	47,600	21,809,844
Lam Research Corporation	48,900	31,435,854
Manhattan Associates, Inc. (b)	111,700	22,326,596
Micron Technology, Inc.	289,400	18,264,034
Microsoft Corporation	517,700	176,297,558
NVIDIA Corporation	166,400	70,390,528
Oracle Corporation	109,400	13,028,446
QUALCOMM Incorporated	152,600	18,165,504
Technology Select Sector SPDR Fund	85,400	14,847,644
		680,915,665
Materials — 2.4%
Air Products and Chemicals, Inc.	26,800	8,027,404
DuPont de Nemours, Inc.	151,686	10,836,448
Linde plc	50,600	19,282,648
PPG Industries, Inc.	78,800	11,686,040
Teck Resources Limited	229,400	9,657,740
		59,490,280
Real Estate — 2.4%
Digital Realty Trust, Inc.	123,000	14,006,010
Prologis, Inc.	174,800	21,435,724
Public Storage	43,300	12,638,404
Ventas, Inc.	206,000	9,737,620
		57,817,758
Utilities — 2.3%
AES Corporation	582,500	12,075,225
American Water Works Company, Inc.	107,783	15,386,023
CenterPoint Energy, Inc.	460,600	13,426,490
PPL Corporation	576,500	15,254,190
		56,141,928
Total Common Stocks
(Cost $1,486,547,001)		2,403,385,430

Schedule of Investments (continued)

June 30, 2023
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Northern Institutional Treasury Portfolio, 5.00% (e)	938,929	938,929
Western Asset Institutional Liquid Reserves Fund, 5.16% (e)	10,207,791	10,204,729
Total Short-Term Investments
(Cost $11,143,838)		11,143,658
Total — 100.0%
(Cost $1,497,840,839)		2,414,995,088
Other Assets Less Liabilities — 0.0%		119,320
Net Assets — 100.0%		$2,415,114,408

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the six months ended June 30, 2023, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income and short-term capital gain distributions	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	43,735	393,619	(2,143,039)	45,528,635
Total		$43,735	$393,619	$(2,143,039)	$45,994,635
The accompanying notes are an integral part of the financial statements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2023
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Walmart Inc.	$29,631,004	1.3%
Lockheed Martin Corporation	29,400,269	1.1
Abbott Laboratories	29,275,512	1.2
Accenture plc Class A	25,706,019	1.3
Netflix, Inc.	23,230,636	1.2
DexCom, Inc.	21,608,819	1.0
Procter & Gamble Company	20,944,476*	1.6
TJX Companies, Inc.	20,323,125	0.9
Carrier Global Corporation	19,744,756	0.9
Micron Technology, Inc.	19,200,417	0.8
Chubb Limited	16,949,756	0.7
IDEXX Laboratories, Inc.	16,930,339	0.7
Allegion plc	16,883,220	0.7
T. Rowe Price Group, Inc.	16,433,647	0.7
American Water Works Company, Inc.	16,094,427	0.6
AES Corporation	15,873,533	0.5
Merck & Co., Inc.	15,781,269*	1.1
Exxon Mobil Corporation	15,713,416	0.7
Becton, Dickinson and Company	15,680,383	0.7
Diamondback Energy, Inc.	14,975,240	0.6
Manhattan Associates, Inc.	14,648,948	0.9
Altria Group, Inc.	14,049,837	0.6
ANSYS, Inc.	13,823,208	0.7
Digital Realty Trust, Inc.	12,755,507	0.6
Uber Technologies, Inc.	12,502,790	0.7
Colgate-Palmolive Company	12,352,127	0.5
Monster Beverage Corporation	12,262,879	0.6

Reductions
Parker-Hannifin Corporation	27,284,092	—
American International Group, Inc.	25,598,514	—
General Dynamics Corporation	25,145,327	—
Ulta Beauty, Inc.	23,174,040	—
Northrop Grumman Corporation	22,116,722	—
ConocoPhillips	21,799,955	—
Electronic Arts Inc.	21,002,104	—
Lincoln Electric Holdings, Inc.	20,371,636	—
Incyte Corporation	19,438,889	—
Microsoft Corporation	19,266,893	7.3

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2023
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Molina Healthcare, Inc.	$19,255,338	—%
Sysco Corporation	17,253,509	—
Bank of America Corp.	17,199,710	0.4
AbbVie, Inc.	16,954,136	—
Constellation Brands, Inc. Class A	16,450,136	—
Sempra Energy	16,056,908	—
CMS Energy Corporation	15,791,763	—
Marriott International, Inc. Class A	15,014,572	—
Costco Wholesale Corporation	14,779,601	—
Molson Coors Beverage Company Class B	14,675,190	—
Palo Alto Networks, Inc.	14,555,494	—
Pfizer Inc.	14,393,986	—
Berkshire Hathaway Inc. Class B	14,145,990	1.0
CVS Health Corporation	13,312,184	0.6
Paycom Software, Inc.	13,118,468	—
Mastercard Incorporated Class A	12,887,806	1.4
Capri Holdings Limited	12,398,138	—

*
Addition to an existing position

The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest net additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2013	$1,421,551	94,224	$15.09	$13.07	$.22	$.62	$—	$.84	7.1%
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
2022	2,100,738	120,900	17.38	14.54	.18	.89	—	1.07	6.3
June 30, 2023	2,415,114	120,814	19.99	16.81	.13**	.02	—	.15**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on April 20, 2023. The following votes were cast for directors:
	Votes For	Votes Withheld
Kenneth J. Dale	83,438,983	5,312,523
Frederic A. Escherich	82,169,808	6,581,698
James P. Haynie	83,560,482	5,191,024
Mary Chris Jammet	82,468,806	6,282,700
Lauriann C. Kloppenburg	82,491,453	6,260,053
Jane Musser Nelson	83,578,898	5,172,608
Mark E. Stoeckle	82,656,826	6,094,680
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2023 was approved with 83,743,919 votes for, 4,027,149 votes against, and 980,438 shares abstaining.

Other Information

(unaudited)
Distribution Commitment and Payment Schedule
The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2011. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital.
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock, cash, or both. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2023 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle (3) (4)
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Item not applicable to semi-annual report.

(b) Effective April 20, 2023, Mark E. Stoeckle retired and is no longer a portfolio manager of the registrant. Effective on that date, James P. Haynie, Chief Executive Officer, and D. Cotton Swindell, President, comprise the two-person portfolio management team for the registrant. Mr. Haynie, now the lead member of the portfolio management team, has been a member of the portfolio management team since 2013, serving as Executive Vice President until April 20, 2023. Mr. Swindell joined the portfolio management team of the registrant in 2015, serving as Executive Vice President until April 20, 2023. Messrs. Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/23-1/31/23	57,434	$14.83	57,434	4,863,818
2/1/23-2/28/23	0	--	0	4,863,818
3/1/23-3/31/23	0	--	0	4,863,818
4/1/23-4/30/23	0	--	0	4,863,818
5/1/23-5/31/23	21,000	15.70	21,000	4,842,818
6/1/23-6/30/23	10,000	16.32	10,000	4,832,818
Total	88,434	$15.20	88,434

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby the Fund will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the Fund will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	August 7, 2023

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	August 7, 2023